UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report: March 29, 2017
(Date of earliest event reported)
MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)
British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On March 29, 2017, Midway Gold Corp. (the “Company”) posted a press release on its website, attached hereto as Exhibit 99.1, entitled “Midway Gold Announces Approval of Its Disclosure Statement for Its Second Amended Joint Plan of Liquidation, Commencement of Vote Solicitation, and Scheduling of Confirmation Hearing.”
On March 31, 2017, the Company issued a supplemental press release entitled “Midway Announces Filing of Second Amended Joint Chapter 11”, attached hereto as Exhibit 99.2 announcing that on February 24, 2017, the Company had filed a Second Amended Joint Plan of Liquidation (the “Plan”) and an associated Amended Disclosure Statement in the Company and its affiliated debtors’ chapter 11 bankruptcy cases, as jointly administered.
In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.
Item 8.01. Other Events.
On March 29, 2017, the Company announced that it has filed its Plan. The Order Approving the Disclosure Statement is attached hereto as Exhibit 99.3.

On June 22, 2015, the Company, and certain of its subsidiaries and affiliates, including, Midway Gold US Inc., filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Colorado (the “chapter 11 Proceedings”).

The Disclosure Statement was approved by the United States Bankruptcy Court for the District of Colorado (the “Bankruptcy Court”) on March 2, 2017, as having adequate information for purposes of section 1125 of the Unites States Bankruptcy Code, and Midway and its affiliated debtors are in the process of soliciting votes with respect to the Plan. The deadline for votes to be submitted on the Plan is April 14, 2017. The confirmation hearing for the Plan is scheduled to take place before the Bankruptcy Court on May 2, 2017.

The Plan, among other things: (i) divides claims and equity interests into separate classes; (ii) specifies the property that each class is to receive, if any, under the Plan on account of allowed claims and interests; and (iii) contains other provisions necessary to implement the Plan.

The assets available for distribution under the Plan are comprised of: (i) Cash on hand; (ii) the Remaining Assets; (iii) the Retained Causes of Action; (iv) all proceeds of the foregoing; and (v) all other assets transferred to the Midway Liquidating Trust constituting Liquidating Trust Assets, as described in greater detail in the Disclosure Statement and the Plan.

The Plan also provides for the appointment of the Liquidating Trustee and for the transfer of substantially all of the Company’s remaining assets to the Midway Liquidating Trust. The Liquidating Trustee will administer the Plan and the Midway Liquidating Trust. The Liquidating Trustee will also serve as a representative of the Company’s estate for the purpose of liquidating causes of action.

The Midway Liquidating Trust shall be established for the purpose of: (i) administering the Liquidating Trust Fund; (ii) resolving all Disputed Claims; (iii) pursuing the Retained Causes of Action; (iv) selling, transferring or otherwise disposing of the Remaining Assets; and (v) making all Distributions to the Beneficiaries provided for under the Plan, and, except as provided in the Plan, for all other purposes related to the administration of the Plan.

Key elements of the Plan include:

•	Funding of various reserves for payment of allowed claims;
•	Settlements with the Senior Agent, the Subordinate Agent, the Committee, Ledcor, Jacobs and the Mechanic’s Lien Claimants;
•	Allocation of the GRP Sale Proceeds and other assets; and
•	Satisfaction of all allowed claims, including the twelve designated classes of claims and equity interests, on the terms set forth in the Plan.

Additional information regarding the matters referenced above, including copies of the Plan and Disclosure Statement, are available at http://dm.epiq11.com/MidwayGold. Capitalized terms used but not defined herein have the meanings ascribed to those terms in the Plan.

This Item 8.01 may contain forward-looking statements about the Company and its business. Forward looking statements are statements that are not historical facts and include, but are not limited to, statements about the Company's intended work plans and estimates, including ability to revise mine plan, updating of reserves, addressing operational challenges, plans for resource expansion drill program, expected ramp up of gold production, prospects for re-establishing plans and reducing uncertainties, prospects of developing a viable mine plan, plans for in-fill drilling, prospects for concerting inferred mineral resources to other mineral resource categories, future results that will be contained in the updated technical report, construction plans and progress on the Pan Project, estimated production dates, percentage completion. Forward-looking statements are based on the beliefs, opinions and expectations of the Company's management at the time they are made, and other than as required by applicable securities laws, the Company does not assume any obligation to update its forward-looking statements if those beliefs, opinions or expectations, or other circumstances, should change.  Although the Company believes that such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  For the reasons set forth above, you should not attribute undue certainty to or place undue reliance on forward-looking statements.

Item 9.01. Exhibits.

Exhibit	Description
99.1* 99.2*	Press Release dated March 29, 2017 Press Release dated March 31, 2017
99.3	Order Approving Amended Disclosure Statement and Approving Procedures for Solicitation of Votes on Second Amended Joint Chapter 11 Plan of Liquidation

*  The foregoing exhibits relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: March 31, 2017	By:	/s/ Daniel Brosious
Daniel Brosious Chief Restructuring Officer

EXHIBIT INDEX

Exhibit	Description
99.1* 99.2*	Press Release dated March 29, 2017 Press Release dated March 31, 2017
99.3	Order Approving Amended Disclosure Statement and Approving Procedures for Solicitation of Votes on Second Amended Joint Chapter 11 Plan of Liquidation

*  The foregoing exhibits relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.